                                                             January 1, 2000
 FUND PROFILE
T. ROWE PRICE
Spectrum International Fund

 A broadly diversified fund seeking long-term capital appreciation by investing in other T. Rowe Price funds.
This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800-638-5660, or by visiting our Web site at www.troweprice.com.

T ROWE PRICE LOGO

FUND PROFILE
---------------------------------------------------------
 What is the fund's objective?

   The fund seeks long-term capital appreciation.


 What is the fund's principal investment strategy?

   The fund can diversify its assets widely among 10 T. Rowe Price funds: four developed market equity funds, three emerging market equity funds, two international bond funds, and a money market fund. Within the ranges shown in the next table, managers decide how much of the fund's assets to allocate to each underlying fund based on their outlook for, and on the relative valuations of, the underlying funds and of the various markets in which they invest.

   The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

                                   Asset Allocation Ranges
  Fund                     Percent of assets     Fund                     Percent of assets
  Emerging Markets Bond                  0-15%   New Asia                               0-20%
  Latin America                          0-15    Summit Cash Reserves                   0-25
  Emerging Markets
  Stock                                  0-20    European Stock                         0-30
  International Bond                     0-20    Japan                                  0-30
  International                          0-20    International Stock                   35-65
  Discovery
 ---------------------------------------------------------------------------------------------


   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

   The fund's performance will primarily be influenced by stock fund risks. As with all stock funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for a particular underlying fund or the industries or companies in which they invest may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of the underlying funds held by the fund may prove incorrect, resulting in losses or poor performance even in a rising market. Because the fund can invest up to 35% of assets in foreign bond funds, it will also be affected by bond fund risks. These include the decline in bond prices that accompanies a rise in the overall level of interest rates and bond credit downgrades or defaults.

FUND PROFILE
---------------------------------------------------------
   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. These risks include fluctuations in foreign exchange rates that can significantly increase or decrease the dollar value of a foreign investment, boosting or offsetting its local market return. For example, weakening foreign currencies versus the U.S. dollar would typically lower returns for U.S. investors. Investing in foreign markets may also involve higher costs and lower liquidity. Acts of government interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the fund.

   To the extent that the fund has investments in emerging market countries, primarily through the Emerging Markets Stock, Latin America, New Asia or Emerging Markets Bond Funds, it will be more subject to abrupt and severe price declines. Many of the economic and political structures of these countries do not compare favorably with the U.S. in terms of wealth and stability, and their financial markets lack liquidity. Therefore, investments in these countries are much riskier than investments in mature markets.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

  . The fund's share price may decline, so when you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you would like a one-stop approach to broad international diversification and can accept the possibility of significant share price declines in an effort to achieve long-term capital appreciation, the fund could be an appropriate part of your overall investment strategy. The fund should not represent your complete investment program or be used for short-term trading purposes.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 How has the fund performed in the past?

   The bar chart and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next. The fund's past performance is no guarantee of its future returns.

FUND PROFILE
---------------------------------------------------------
   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the chart.
LOGO




   Calendar Year Total Returns
    "97"       "98"        "99"
 ---------------------------------
    2.42      12.28       39.49
 ---------------------------------



          Quarter ended              Total return

 Best quarter                           12/31/99 25.04%

 Worst quarter                           9/30/98 -13.71%


 Table 1  Average Annual Total Returns
                                              Periods ended
                                            December 31, 1999
                                                      Since inception
                                        1 year         (12/31/1996)
 -------------------------------------
  Spectrum International Fund              39.49%   17.06%

  Combined Index Portfolio (90%
  Foreign Stocks and 10% Foreign
  Bonds)                                   23.58    14.76
  Lipper International Funds Average       40.80           18.30
 ----------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. While the fund itself imposes no fees or charges, it will

                                                                           4

FUND PROFILE
---------------------------------------------------------
   indirectly bear its pro-rata share of the expenses of the underlying funds. The following table provides a range for the fund's average weighted expense ratio. A range is given instead of a single number because the pro-rata share of expenses fluctuates along with changes in the average assets in each of the underlying funds.

  Range of average weighted expense ratio as of 12/31/98  0.79% to 1.31%
 -------------------------------------------------------------------------



   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other funds. Although your actual costs may be higher or lower, the table below uses the midpoint of the range to show the expenses you would pay if operating expenses remain the same, you invest $10,000, you earn a 5% annual return, and you hold the investment for the following periods:

   1 year      3 years      5 years       10 years
 ----------------------------------------------------
    $107        $334         $579          $1,283
 ----------------------------------------------------



 Who manages the fund?

   The fund is managed by Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and the London-based Fleming Group. Established in 1979, Price-Fleming manages investments for individual and institutional accounts, including 12 no-load mutual funds sold directly to the public.

   John R. Ford manages the fund day-to-day and has been chairman of its Investment Advisory Committee since 1996. He joined Price-Fleming in 1982 and has been a portfolio manager since 1984.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

FUND PROFILE
---------------------------------------------------------
 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 When will I receive income and capital gain distributions?

   The fund distributes income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and


  . asset manager accounts.

FUND PROFILE
---------------------------------------------------------
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com

LOGO

                                                                    F118-035

 T. Rowe Price Investment Services, Inc., Distributor